QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.15

CERTIFICATE OF RESOLUTIONS

        I, Richard C. Nordvold, the Chief Financial Officer of Golf Galaxy, Inc., a Minnesota corporation, do hereby certify that the following resolutions were duly adopted by the shareholders of this corporation on the dates indicated below, and that said resolutions are still in full force and effect:

        The following resolution was adopted by the shareholders of Golf Galaxy, Inc. on March 12, 1998:

  Resolved, that the Golf Galaxy, Inc. 1996 Stock Option and Incentive Plan (Plan) be amended to increase the number of authorized but unissued shares of common stock, $.01 par value, reserved for issuance under the Plan from 300,000 shares to 700,000 shares, that Section 1 of the Plan be revised to read as follows:

  1.
  Stock Subject to Plan. An aggregate of 700,000 (Shares) of the Common Stock, par value $.01 per share, (Common Stock) of the Company may be subject to awards granted under the Plan. The number of shares authorized for issuance under the Plan may be increased from time to time by approval of the Board of Directors and, if required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 or the applicable rules of any securities exchange or the NASD, the shareholders of the Company. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock that has been or may be acquired by the Company. Shares that are subject to an award which expires of is terminated unexercised, or which are reacquired by the Company upon the forfeiture of restricted Shares, shall again be available for issuance under the Plan.

        *******

        The following resolution was adopted by the shareholders of Golf Galaxy, Inc. on August 26, 1999:

  Resolved, that the Golf Galaxy, Inc. 1996 Stock Option and Incentive Plan (Plan) be amended to increase the number of authorized but unissued shares of common stock, $.01 par value, reserved for issuance under the Plan from 700,000 shares to 800,000 shares, that Section 1 of the Plan be revised to read as follows:

  1.
  Stock Subject to Plan. An aggregate of 800,000 (Shares) of the Common Stock, par value $.01 per share, (Common Stock) of the Company may be subject to awards granted under the Plan. The number of shares authorized for issuance under the Plan may be increased from time to time by approval of the Board of Directors and, if required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 or the applicable rules of any securities exchange or the NASD, the shareholders of the Company. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock that has been or may be acquired by the Company. Shares that are subject to an award which expires of is terminated unexercised, or which are reacquired by the Company upon the forfeiture of restricted Shares, shall again be available for issuance under the Plan.

        *******

        The following resolution was adopted by the shareholders of Golf Galaxy, Inc. on October 18, 2001:

  Resolved, that the Golf Galaxy, Inc. 1996 Stock Option and Incentive Plan (Plan) be amended to increase the number of authorized but unissued shares of common stock, $.01 par value, reserved for issuance under the Plan from 800,000 shares to 900,000 shares, that Section 1 of the Plan be revised to read as follows:

  1.
  Stock Subject to Plan. An aggregate of 900,000 (Shares) of the Common Stock, par value $.01 per share, (Common Stock) of the Company may be subject to awards granted under the Plan. The number of shares authorized for issuance under the Plan may be increased from time to time by approval of the Board of Directors and, if required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 or the applicable rules of any securities exchange or the NASD, the shareholders of the Company. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock that has been or may be acquired by the Company. Shares that are subject to an award which expires of is terminated unexercised, or which are reacquired by the Company upon the forfeiture of restricted Shares, shall again be available for issuance under the Plan.

        *******

        The following resolution was adopted by the shareholders of Golf Galaxy, Inc. on March 30, 2004:

  Resolved, that the Golf Galaxy, Inc. 1996 Stock Option and Incentive Plan (Plan) be amended to increase by 100,000 shares the number of authorized but unissued shares of common stock, $.01 par value, reserved for issuance under the Plan from 900,000 shares to 1,000,000 shares.

Dated: July 14, 2005.

/s/ Richard C. Nordvold Richard C. Nordvold Chief Financial Officer

QuickLinks

CERTIFICATE OF RESOLUTIONS